SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporate)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The purpose of this Amendment No. 1 to this Form 8-K, (which was originally filed June 4, 2009), is to provide the required financial statements and information pursuant to Item 9.01. This Amendment also includes the description of the transactions and verbiage from the original filing. In all other respects, the verbiage, information and exhibits included in the original filing of this Form 8-K are hereby incorporated herein by reference.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 29, 2009, effective May 1, 2009, GeoResources, Inc. (the “Registrant”), through its subsidiary, Catena Oil & Gas LLC (“Catena”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with an affiliated limited partnership, SBE Partners, LP (the “Seller”) for the acquisition (the “Acquisition”) of certain oil and gas producing properties in Giddings Field, Grimes and Montgomery Counties, Texas (the “Interests”). Under the Purchase Agreement, the Interests were purchased for a net cash purchase price of $48.4 million, subject to adjustments at closing for normal operations activity and other customary purchase price adjustments (the “Purchase Price”). The Acquisition increases the Registrant’s partnership sharing ratio from 2% to 30% in the Seller. Catena is the general partner of the Seller. The Acquisition increases the Registrant’s direct working interest in the Interests from a range of 6.5% to 7.8% to a range of 34% to 37%. The Registrant funded the Purchase Price with borrowings from its senior secured revolving credit facility. The Purchase Agreement contains representations and warranties, covenants, and indemnifications that are customary for oil and gas producing property acquisitions.

SECTION 2 – FINANCIAL INFORMATION.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

A description of the Acquisition is contained in, or incorporated by reference to Item 1.01 of this Form 8-K, which description is incorporated herein by reference.

SECTION 8 – OTHER EVENTS.

ITEM 8.01 OTHER EVENTS.

On June 1, 2009, the Registrant issued a press release announcing the acquisition of producing wells and acreage in the Bakken Shale trend of the Williston Basin and a brief operations update. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

On June 2, 2009, the Registrant issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished with the report as Exhibit 99.2, and is incorporated herein by reference.

The information in this Item 8.01 is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 on Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by references.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Page
(a)	Financial statements of business acquired:

9.01(a)(1) – Audited Financial Statements and Report of Independent Registered Public Accounting Firm – SBE Partners Properties.

Report of Independent Registered Public Accounting Firm.	F-1

Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2008 and 2007 and for the three months ended March 31, 2009 and 2008.	F-2

Notes to Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2008 and 2007.	F-3

(b)	Pro forma financial information:

9.01(b)(1) – Unaudited Pro Forma Condensed Consolidated Financial Statements of GeoResources, Inc.

Introduction.	H-1

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2009.	H-2

Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2008.	H-3

Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2009.	H-4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.	H-5

(c)	Shell company transactions

Not applicable

(d)	Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	GeoResources, Inc. Press Release dated June 1, 2009. (1)

99.2	GeoResources, Inc. Press Release dated June 2, 2009. (1)

(1)	Filed on June 4, 2009, as an Exhibit with the original filing of this Form 8-K.

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FINANCIAL STATEMENTS OF SBE PARTNERS PROPERTIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of GeoResourses, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses for the SBE Partners properties for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the general partner of SBE Partners, LP (the “Partnership”). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

As described in Note A, the accompanying statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in GeoResources, Inc.’s Current Report on Form 8-K and is not intended to be a complete financial presentation.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the SBE Partners properties, for the years ended December 31, 2008 and 2007.

/s/ Grant Thornton LLP

July 24, 2009

Houston, Texas

SBE Partners Properties

Statements of Revenues and Direct Operating Expenses

(in thousands)

	Three Months Ended March 31,		Years Ended December 31,
	2009	2008	2008	2007
	(unaudited)
Revenues:
Oil and gas sales	$3,307	$6,515	$30,452	$16,989
Direct operating expenses:
Production taxes	286	345	1,793	822
Lease operating expenses	307	284	1,310	925
Re-engineering and workovers	362	179	712	540
Ad valorem taxes and well insurance	110	83	552	307

	1,065	891	4,367	2,594

Excess of revenues over direct operating expenses	$2,242	$5,624	$26,085	$14,395

The accompanying notes are an integral part of these statements.

SBE Partners Properties

Notes to Statements of Revenues and Direct Operating Expenses

December 31, 2008

NOTE A: Property Interests

The accompanying financial statements present revenues and direct operating expenses of certain oil and gas working interests that Catena Oil & Gas LLC (“Catena”), a wholly owned subsidiary of GeoResources, Inc. (“GeoResources”), acquired from SBE Partners, L.P. on May 29, 2009, pursuant to an Agreement for Purchase and Sale. Catena, the general partner for SBE Partners, LP (“SBE Partners”), acquired 36.2% of the properties held by SBE Partners at the time of acquisition for $49,340,000. The purchase price paid to the Partnership was distributed to the partners; Catena received a distribution of $987,000. The properties include undivided working interests in 68 producing wells located in Giddings Field, Grimes and Montgomery Counties, Texas. The accompanying financial statements reflect the historical revenue and expenses of these properties.

These financial statements were prepared for inclusion in a Form 8-K filing by GeoResources to comply with the rules and regulations of the Securities and Exchange Commission and, accordingly are not a complete presentation of financial position, results of operations or cash flows.

NOTE B: Basis of Presentation

Historical financial statements of financial position, results of operations and cash flows required by generally accepted accounting principles in the United States of America are not presented, since GeoResources acquired only producing properties from SBE Partners. As a result, the general and administrative expenses, interest expense, income tax provision and depreciation, depletion and amortization expense of SBE Partners are not relevant to the acquisition of the properties by GeoResources. Accordingly, the statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

The accompanying statements of revenues and direct operating expenses exclude depletion and amortization, allocated general and administrative expense, income taxes, interest expense and other income and expense, since these properties represent only a portion of the business, and the expenses incurred and are not necessarily indicative of the expenses to be incurred by GeoResources.

NOTE C: Oil and Gas Reserve Information (unaudited)

The following is a summary of the estimated oil and gas reserve information relating to the interests in the properties purchased by GeoResources. These estimates are based on estimates prepared by the general partner of SBE Partners. The estimates have been reviewed by the independent petroleum engineers of GeoResources.

Changes in estimated quantities of proved oil and gas reserves are as follows (in thousands):

	Oil (Bbl)	Gas (Mcf)
Proved reserve quantities, January 1, 2007	184	15,771
Extensions and discoveries	—	3,846
Production	(9)	(2,534)
Revision of quantity estimated	(24)	3,266

Proved reserves quantities, December 31, 2007	151	20,349
Extensions and discoveries	—	3,750
Production	(8)	(3,865)
Revision of quantity estimated	4	2,456

Proved reserves quantities, December 31, 2008	147	22,690

Proved developed reserve quantities
December 31, 2008	71	16,571
December 31, 2007	91	15,850

In accordance with SFAS No. 69, estimates of the standardized measure of discounted net cash flows were determined by applying year-end prices (adjusted for location and quality differentials) to the estimated future production of year-end proved reserves. Future cash inflows were reduced by the estimated future production and development costs based on year-end costs to determine estimated pre-tax net cash inflows. Future net cash inflows were discounted using a 10% annual discount to arrive at the standardized measure.

Future income tax expense has not been taken into account since future taxable income is taxed to the individual owner of the properties.

The standardized measure of discounted future net cash flows shown in the following tabulation does not purport to present the fair market value of the properties. There are significant uncertainties inherent in estimating proved reserves and in projecting rates of production and the timing and amount of future cash costs. Future oil and gas prices realized may vary significantly from prices used in estimating these reserves. In addition, the method of valuation utilized, based on year-end prices and costs and the use of a 10% discount, may not be appropriate for estimating fair market value.

The estimated standardized measure of the SBE Partners properties at December 31, 2008 and 2007 is as follows (in thousands):

	December 31, 2008	December 31, 2007
Future cash inflows	$112,751	$148,222
Future production costs	26,789	28,909
Future development costs	17,903	14,779

Future net cash flows	68,059	104,534
10% annual discount for estimated timing of cash flows	27,099	42,510

Standardized measure of discounted future cash flows	$40,960	$62,024

The changes in the standardized measure of discounted future net cash flows for the years ended December 31, 2008 and 2007 are as follows (in thousands):

	Year ended December 31,
	2008	2007
Standardized measure, beginning of period	$62,024	$28,456
Changes in prices, net of production costs	(18,698)	16,298
Extensions and discoveries	5,745	9,662
Revision of quantity estimates	7,922	13,552
Development costs incurred, previously estimated	6,894	5,688
Changes in estimated future development costs	(2,960)	(150)
Sales, net of production costs	(26,084)	(14,578)
Accretion of discount	6,244	2,856
Changes in timing of estimated cash flows and other	(127)	240

Standardized measure, end of period	$40,960	$62,024

Current prices used in standardized measure:
Oil (per barrel)	$43.71	$93.51
Gas (per Mcf)	$4.76	$6.20

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of working interests in the Giddings Field, Texas from SBE Partners, LP (“SBE Partners Properties”). The acquisition will be accounted for as a purchase. The unaudited pro forma condensed consolidated balance sheet at March 31, 2009, has been prepared as if the acquisition occurred on March 31, 2009. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2008 and the three months ended March 31, 2009, were prepared as if the acquisition had occurred on January 1, 2008. The supplemental financial information for oil and gas producing activities for the year ended December 31, 2008, was prepared as if the acquisition occurred on January 1, 2008.

These pro forma financial statements are presented under the successful efforts method of accounting for oil and gas properties.

The pro forma results as presented in these statements may not be indicative of the actual results that would have occurred had this acquisition occurred prior to the periods presented and may not be indicative of future results.

GeoResources, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2009

(in thousands)

ASSETS	Historical GeoResources		Pro Forma Adjustments	Pro Forma Combined
Current assets:
Cash	$7,059	(a)	$(1,340)	$6,706
		(c)	987
Receivables and other	26,705			26,705
Derivative financial instruments	8,309			8,309

Total current assets	42,073		(353)	41,720
Oil and gas properties	210,932	(a)	49,340	260,473
		(b)	201
Other property and equipment	848			848

	211,780		49,541	261,321
Accumulated depreciation, depletion and amortization	(30,242)			(30,242)

	181,538		49,541	231,079
Equity in partnerships	3,148	(c)	(987)	2,161
Derivative financial instruments	7,107			7,107
Other	3,108			3,108

Total Assets	$236,974		$48,201	$285,175

Current liabilities:
Payables and other accrued expenses	27,231			27,231
Derivative financial instruments	2,220			2,220

Total current liabilities	29,451		—	29,451
Long-term debt	40,000	(a)	48,000	88,000
Deferred income taxes	19,198			19,198
Derivative financial instruments	916			916
Asset retirement obligations	5,291	(b)	201	5,492

Total liabilities	94,856		48,201	143,057
Stockholders’ equity	142,118			142,118

Total liabilities and equity	$236,974		$48,201	$285,175

GeoResources, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2008

(in thousands, except share and per share amounts)

	Historical GeoResources		Pro Forma Adjustments	Pro Forma Combined
Operating revenues:
Oil and gas revenues	$85,263	(a)	$30,452	$115,715
Other	9,343	(d)	(536)	8,436
		(e)	(371)

	94,606		29,545	124,151
Costs and expenses:
Lease operating expense	22,914	(a)	1,862	24,776
Severance taxes	7,517	(a)	1,793	9,310
Re-engineering and workovers	3,518	(a)	712	4,230
Exploration expense	2,592			2,592
General and administrative	7,168			7,168
Impairment of oil and gas properties	8,339			8,339
Depreciation, depletion and amortization	16,007	(b)	6,987	22,994
Hedge ineffectiveness	(123)			(123)
Loss on derivatives	563			563
Interest expense	4,820	(c)	2,351	7,171

	73,315		13,705	87,020
Income before income taxes	21,291		15,840	37,131
Income tax expense	7,769	(f)	5,779	13,548

Net income	$13,522		$10,061	$23,583

Net income per share (basic)	$0.87		$0.64	$1.51
Net income per share (diluted)	$0.86		$0.64	$1.50
Weighted average shares outstanding:
Basic	15,598,244		15,598,244	15,598,244
Diluted	15,751,185		15,751,185	15,751,185

GeoResources, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Three Months Ended March 31, 2009

(in thousands, except share and per share amounts)

	Historical GeoResources		Pro Forma Adjustments	Pro Forma Combined
Operating revenues:
Oil and gas revenues	$12,300	(a)	$3,307	$15,607
Other	2,265	(d)	(52)	2,201
		(e)	(12)

	14,565		3,243	17,808
Costs and expenses:
Lease operating expense	4,390	(a)	417	4,807
Severance taxes	794	(a)	286	1,080
Re-engineering and workovers	981	(a)	362	1,343
Exploration expense	80			80
General and administrative	2,095			2,095
Depreciation, depletion and amortization	4,468	(b)	1,594	6,062
Hedge ineffectiveness	49			49
Loss on derivatives	52			52
Interest expense	819	(c)	295	1,114

	13,728		2,954	16,682
Income before income taxes	837		289	1,126
Income tax expense	360	(f)	110	470

Net income	$477		$179	$656

Net income per share (basic and diluted)	$0.03		$0.01	$0.04
Weighted average shares outstanding:
Basic and diluted	16,241,717		16,241,717	16,241,717

GeoResources, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated balance sheet reflects the adjustments set forth below:

(a)	To record the purchase of the SBE Partners Properties for $49,340,000 of which $48,000,000 was funded with debt and $1,340,000 with cash.
(b)	To record the asset retirement obligation associated with the SBE Partners Properties.
(c)	To record the distribution by SBE Partners of the general partner’s share of the sales proceeds.

The unaudited pro forma condensed consolidated statements of income reflect the following adjustments:

(a)	To record the revenues and direct expense for the SBE Partners Properties.
(b)	To record depletion expense for the SBE Partners Properties.
(c)	To record interest expenses on the debt incurred to finance the SBE Partners Properties.
(d)	To reduce the general partner’s partnership management fee for the SBE Partners Properties sold by the partnership.
(e)	To reduce the general partner’s share of partnership income for the SBE Partners Properties sold by the partnership.
(f)	To adjust income tax expense on the pro forma operating results using an effective tax rate for the year ended December 31, 2008, of 36.5% and 37.9% for the three months ended March 31, 2009.

Supplemental Financial Information for Oil and Gas Producing Activities (Unaudited):

The following is a summary of the estimated oil and gas reserve information for GeoResources adjusted for the SBE Partners properties. These estimates are based on a report by independent petroleum engineers. The estimates at December 31, 2008 were prepared by Cawley, Gillespie & Associates, Inc. GeoResources emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of mature producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available. In addition, a portion of the proved reserves is undeveloped, which increases the imprecision inherent in estimating reserves which may ultimately be produced.

Proved reserves are estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recovered in future years from known reservoirs under economic and operating conditions existing as of year-end. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods.

Presented below is a summary of the changes in estimated proved reserves of GeoResources, all of which are located in the United States, for the year ended December 31, 2008.

Changes in estimated quantities of proved oil and gas reserves are as follows (in thousands):

	Historical	Pro Forma	Pro Forma
	GeoResources	Adjustments	Combined
	Oil (Bbl)
Proved reserve quantities, January 1, 2008	10,744	151	10,895
Purchase of minerals-in-place	672	—	672
Sales of minerals-in-place	(988)	—	(988)
Extensions and discoveries	501	—	501
Production	(743)	(8)	(751)
Revisions of quantity estimates	(1,393)	4	(1,389)

Proved reserve quantities, December 31, 2008	8,793	147	8,940

	Gas (Mcf)
Proved reserve quantities, January 1, 2008	29,810	20,349	50,159
Purchase of minerals-in-place	9,726	—	9,726
Sales of minerals-in-place	(4,946)	—	(4,946)
Extensions and discoveries	1,155	3,750	4,905
Production	(2,962)	(3,865)	(6,827)
Revisions of quantity estimates	2,013	2,456	4,469

Proved reserve quantities, December 31, 2008	34,796	22,690	57,486

Proved developed reserve quantities at December 31, 2008
Oil (Bbl)	7,522	71	7,593
Gas (Mcf)	25,025	16,571	41,596

In accordance with SFAS No. 69, estimates of standardized measure of discounted future net cash flows were determined by applying year-end prices (adjusted for location and quality differentials) to the estimated future production of year-end proved reserves. Future cash inflows were reduced by the estimated future production and development costs based on year-end costs to determine estimated pre-tax net cash inflows. Future net cash inflows were discounted using a 10% annual discount to arrive at standardized measure.

Future income tax expense has not been taken into account since future taxable income is taxed to the individual owner of the properties.

The standardized measure of discounted future net cash flows shown in the following tabulation does not purport to present the fair market value of the properties. There are significant uncertainties inherent in estimating proved reserves and in projecting rates of production and the timing and amount of future cash costs. Future oil and gas prices realized may vary significantly from prices used in estimating these reserves. In addition, the method of valuation utilized, based on year-end prices and costs and the use of a 10% discount, may not be appropriate for estimating fair market value.

Presented below is the standardized measure of discounted future net cash flows as of December 31, 2008 (in thousands):

	Historical GeoResources	Pro Forma Adjustments	Pro Forma Combined
	(in thousands)
Future cash inflows	$547,966	$112,751	$660,717
Future production costs	228,369	26,789	255,158
Future development costs	35,020	17,903	52,923
Future income taxes	56,860	6,564	63,424

Future net cash flows	227,717	61,495	289,212
10% annual discount for estimated timing of cash flows	107,098	28,597	135,695

Standardized measure of discounted future cash flows	$120,619	$32,898	$153,517

The changes in the standardized measure of discounted future net cash flows for the year ended December 31, 2008 are as follows (in thousands):

	Historical GeoResources	Pro Forma Adjustments	Combined Pro Forma
Standardized measure, beginning of period	$278,646	$62,024	$340,670
Changes in prices, net of production costs	(206,127)	(18,698)	(224,825)
Extensions and discoveries	6,571	5,745	12,316
Revision of quantity estimates	(4,221)	7,922	3,701
Development costs incurred, previously estimated	876	6,894	7,770
Changes in estimated future development costs	9,676	(2,960)	6,716
Purchase of minerals-in-place	17,401	—	17,401
Sales of minerals-in-place	(39,923)	—	(39,923)
Sales, net of production costs	(61,283)	(26,084)	(87,367)
Accretion of discount	43,861	6,244	50,105
Change in estimated future income taxes	73,348	(8,062)	65,286
Changes in timing of estimated cash flows and other	1,794	(127)	1,667

Standardized measure, end of period	$120,619	$32,898	$153,517

Current prices used in standardized measure:
Oil (per barrel)	$41.71	$43.71	$41.74
Gas (per Mcf)	$5.29	$4.76	$5.10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

/s/ Frank A. Lodzinski

By: Frank A. Lodzinski, President

Date: July 24, 2009

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